SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 8, 2016

THE FEMALE HEALTH COMPANY
(Exact name of registrant as specified in its charter)

Wisconsin
(State or other jurisdiction of incorporation)

1-13602	39-1144397
(Commission File Number)	(I.R.S. Employer I.D. Number)

4400 Biscayne Boulevard Suite 888 Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

312-595-9123
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01Regulation FD Disclosure

The Female Health Company (the "Company") is furnishing the investor presentation, included as Exhibit 99.1 to this report, which will be used, in whole or in part, from time to time by executives of the Company at investor conferences or meetings with investors and analysts.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01Financial Statements and Exhibits

(d)Exhibits

The following exhibit is furnished herewith:

Exhibit 99.1 – The Female Health Company/Veru Healthcare Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FEMALE HEALTH COMPANY
Date: December 8, 2016
BY: /s/Daniel Haines
Daniel Haines, Chief Operating Officer and
Chief Financial Officer